SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 28, 2002

ATSI Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23007	74-2849995
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer Identification No.)

6000 Northwest Parkway, Suite 110
San Antonio, Texas 78249
(210) 547-1000
(Address, including zip code of registrant’s principal executive offices and telephone number, including area code)

ITEM 6.    Resignation of Director

On October 28, 2002, the Company announced that a member of its Board of Directors had resigned.

ITEM 7.    EXHIBITS

Exhibit No	Description of Exhibit
10.1	Press Release announcing resignation of Tomas Revesz as Director of ATSI Communications, Inc.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

ATSI COMMUNICATIONS, INC.
Dated: October 29, 2002

By:	/s/ J. CHRISTOPHER CUEVAS
J. Christopher Cuevas Chief Financial Officer